UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 1, 2010


                             YELLOWCAKE MINING INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-52293                 83-0463005
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

              Suite 219, 7 Ashland Road, Caldwell, New Jersey 07006 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code 732.889.1558

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Further to our November 8, 2010 news release and current report on Form 8-K, our board of directors has decided not to proceed with the one for 3,700 reverse stock split of our company's authorized and issued and outstanding stock. Therefore the share capital will not change at this time.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number                Description of Exhibit
--------------                ----------------------

    99.1                 News Release of December 1, 2010

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.


/s/ Lisa Lopomo
----------------------------------
Lisa Lopomo
President, Secretary and Treasurer

Date: December 1, 2010

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